                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20349

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): August 20, 1999

                       CAPITAL GAMING INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

  New Jersey                     0-19128                        22-3061189
  ----------                     -------                        ----------
(State or other           (Commission File Number)            (I.R.S. Employer
  jurisdiction                                               Identification No.)
of incorporation)

2701 E. Camelback Road
Suite 484
Phoenix, Arizona                                                85016
----------------                                                -----
(Address of principal                                         (Zip Code)
executive offices)


       Registrant's telephone number, including area code: (602) 667-0670





                                 Not Applicable
          (Former name or former address, if changed from last report)

Item. 4.   Changes in Registrant's Certifying Accountant.

     On August 16, 1999, Capital Gaming International, Inc., a New Jersey corporation (the "Company") engaged Toback Certified Public Accountants, a Phoenix-based certified public accounting firm, as its accountants to replace Moore Stephens P.C., a New Jersey certified public accounting firm. The Company's Board of Directors approved the selection of Toback Certified Public Accountants as the Company's new accountants. The change in the Company's accountants was necessitated by the Company's relocation of its New Jersey offices to Phoenix, Arizona and was not as a result of any resignation, adverse opinion or disagreement with the Company's former accountants.


Item 7.    Financial Statements and Exhibits

     No financial statements or pro forma financial information are required to be filed as a part of this report. There are no exhibits filed as part of this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 20, 1999                               CAPITAL GAMING INTERNATIONAL, INC.





                                              By:_______________________________
                                              Name: William S. Papazian
                                              Title: Executive Vice President
                                                     and General Counsel